UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 23, 2006


                                   DTLL, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                         0-30608                41-1279182
----------------------------            ------------         -------------------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)


    1650 West 82nd, Suite 1200, Bloomington, MN                    55431
    -------------------------------------------                 ----------
     (Address of principal executive offices)                   (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105



         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Principal Officers; Election of Directors.

      We urge you to read all documents filed by us with the U.S. Securities and Exchange Commission because they contain important information. You can see and obtain copies of these documents for free at the Commission's web site, www.sec.gov.

Item 5.02   Departure of Director and Election of Director

On May 11, 2006 Stephen Roberts resigned from the Board of Directors of the Company. On May 11, 2006, at a board meeting attended by remaining two directors, Dhru Desai and John Paulsen, the company accepted the resignation and confirmed the appointment of Dual Cooper ("Cooper") as a Director of the Company. Mr Cooper is our company President. At the same meeting, the Board of Directors confirmed that John Paulsen continues as our Chairman and Dhru Desai would remain as an outside Director of the company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11 2006

                                           DTLL, Inc.


                                           By: /s/ Dual Cooper
                                               -------------------------
                                               Dual Cooper, President